Exhibit 32.1

                Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     In connection with the Annual Report of LocatePLUS Holdings Corporation (the "Company") on Form 10Q for the period ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), James C. Fields, Chief Executive Officer and Chief Financial Officer of the Company, does certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



               /s/  James  C.  Fields
               James  C.  Fields
               President  and  Chief  Executive  Officer
               Chief Financial Officer
               August 15,  2008